Note 14 - Financial Instruments	12 Months Ended
Nov. 30, 2021
Statement Line Items [Line Items]
Disclosure of financial instruments [text block]
14.	Financial Instruments

The Company's financial assets include cash and cash equivalents, short-term investment, reclamation deposits and the investment in GRC. The Company's financial liabilities include accounts payable and accrued liabilities, due to joint venture, due to related parties, lease liabilities, margin loan payable and government loan. The Company uses the following hierarchy for determining and disclosing fair value of financial instruments:

●	Level 1: quoted (unadjusted) prices in active markets for identical assets or liabilities.
●	Level 2: other techniques for which all inputs have a significant effect on the recorded fair value which are observable, either directly or indirectly.
●	Level 3: techniques which use inputs that have a significant effect on the recorded fair value that are not based on observable market data.

The Company's cash and cash equivalents, accounts payable and accrued liabilities, due to joint venture, due to related parties and government loan amounts approximate fair value due to their short terms to settlement.  The Company's margin loan payable is measured at amortized cost and classified as level 2 within the fair value hierarchy. The carrying value of the margin loan approximates its fair value as there have been no significant change in the underlying credit and market rate risks since its initial negotiation. The Company's short-term investment and investment in GRC are measured at fair value on a recurring basis and classified as level 1 within the fair value hierarchy.  The fair value of the short-term investment and investment in GRC are determined by obtaining the quoted market price of the short-term or investment in GRC and multiplying it by the quantity of shares held by the Company.  The determination of the fair value of lease liabilities is based on the discounted cash flow model using incremental borrowing rates ranging from 3.35% to 4.17%.

14.1         Financial Risk Management Objectives and Policies

The financial risk arising from the Company's operations are currency risk, credit risk, liquidity risk and commodity price risk. These risks arise from the normal course of operations and all transactions undertaken are to support the Company's ability to continue as a going concern. The risks associated with these financial instruments and the policies on how the Company mitigates these risks are set out below. Management manages and monitors these exposures to ensure appropriate measures are implemented in a timely and effective manner.

14.2         Currency Risk

The Company's operating expenses and acquisition costs are denominated in United States dollars, the Brazilian Real, the Colombian Peso and Canadian dollars. The exposure to exchange rate fluctuations arises mainly on foreign currencies against the Company and its subsidiaries functional currencies. The Company has not entered into any derivative instruments to manage foreign exchange fluctuations; however, management monitors foreign exchange exposure.

The Canadian dollar equivalents of the Company's foreign currency denominated monetary assets are as follows:

	As at November 30,	As at November 30,
	2021	2020
	($)	($)
Assets
United States Dollar	138,692,454	3,534,664
Brazilian Real	17,610	12,085
Colombian Peso	183,151	40,162
Total	138,893,215	3,586,911

The Canadian dollar equivalent of the Company's foreign currency denominated monetary liabilities are solely in United States Dollars and total $12,724,627.

The impact of a Canadian dollar change against United States Dollar on investment in GRC by 10% at November 30, 2021 would have an impact, net of tax, of approximately $11,252,804 on other comprehensive income. The impact of a Canadian dollar change against U.S. dollars on the Company's other financial instruments based on balances at November 30, 2021 would have an impact of $392,163 on net income for the year ended November 30, 2021.

14.3         Interest Rate Risk

Interest rate risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate due to changes in market interest rates. The Company's exposure to interest rate risk arises from the impact of interest rates on its cash, guaranteed investment certificates, lease liabilities and margin loan payable, which bear interest at fixed or variable rates. The interest rate risks on the Company's cash and cash equivalents, lease liabilities and government loan payable are minimal. The Company's margin loan bears a floating interest rate and an increase (decrease) of 10 basis points in 3-month USD LIBOR would not have a significant impact on net income for the year ended November 30, 2021. The Company has not entered into any derivative instruments to manage interest rate fluctuations.

14.4         Credit Risk

Credit risk is the risk of an unexpected loss if a customer or third party to a financial instrument fails to meet its contractual obligations. Credit risk for the Company is primarily associated with the Company's bank balances.

The Company mitigates credit risk associated with its bank balance by only holding cash and cash equivalents with large, reputable financial institutions.

14.5         Liquidity Risk

Liquidity risk is the risk that the Company will not be able to settle or manage its obligations associated with financial liabilities.  To manage liquidity risk the Company closely monitors its liquidity position and ensures it has adequate sources of funding to finance its projects and operations.  As at November 30, 2021, the Company has negative working capital (current assets less current liabilities) of $1,296,408.  The Company's other receivables, prepaid expenses, deposits, accounts payable and accrued liabilities, due to joint venture, due to related parties, lease liabilities and margin loan are expected to be realized or settled within a one-year period.

The Company has current cash and cash equivalent balances and ownership of liquid assets at its disposal.  The Company also owns 20 million shares of NYSE listed Gold Royalty Corp. (closing share price as of November 30, 2021 of US$5.09 reflects a value of US$101,800,000) (Note 4). On January 18, 2022, GRC announced a quarterly cash dividend of US$0.01 per common share to be paid quarterly starting on March 31, 2022 which would amount to quarterly dividend payments of US$200,000 to be received by the Company.  GoldMining believes that its cash on hand, its existing credit facility and ability to enter into future borrowings collateralized by the GRC shares after the maturity of the existing facility will enable the Company to meet its working capital requirements for the next twelve months commencing from the date that the consolidated financial statements are issued.

14.6         Other price Risk

The Company is exposed to equity price risk as a result of holding an investment in GRC. The Company does not actively trade this investment. The equity prices of this investment is impacted by various underlying factors including commodity prices. Based on the Company's investment in GRC held as at November 30, 2021, a 10% change in the equity price of this investment would have an impact, net of tax, of approximately $11,252,804 on other comprehensive income for the year ended November 30, 2021.